EXHIBIT 10.7
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER 22 Revision 1

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 22 REVISION 1 (“Amendment No. 22R1”) is entered into this December 4, 2014, by and between Spirit AeroSystems, Inc. (“Spirit”), a Delaware corporation having its principal office in Wichita, Kansas, and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Herein, Spirit and Boeing may be referred to jointly as the “Parties”.

The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”), the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP"), and the Memorandum of Agreement: 737 / 747 / 767 / 777 Pricing Agreement Through 2015, dated April 8, 2014 (“2015 Sustaining Pricing Agreement”), and now desire to amend the SBP to incorporate Article 4 of the 2015 Sustaining Pricing Agreement.
Background
The 787 Program includes designing and building the Program Airplane and Derivatives and Mission Improvement work as identified by the Parties. This Amendment No. 22R1 updates the SBP by revising SBP Section 5.5, SBP Attachment 1 and page 3 of the table of Amendments to the SBP, to incorporate Article 4 of the 2015 Sustaining Pricing agreement.

Agreement

THEREFORE, the Parties hereby agree to amend the SBP as follows:

1. Page 3 of the table of Amendments to the SBP is hereby amended as set forth in Exhibit 1 hereto to list this Amendment No. 22R1 in such table.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2. SBP Section 5.5 “Advance Payments” is hereby amended as set forth in Exhibit 2 hereto to incorporate Article 4 of the 2015 Sustaining Pricing Agreement by and between the Parties.

3. SBP Attachment 1,”Work Statement and Pricing” is hereby amended as set forth in Exhibit 3 hereto to incorporate Article 4 of the 2015 Sustaining Pricing Agreement.
Except as otherwise indicated, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 22R1. This Amendment No. 22R1 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 22R1, and this Amendment No. 22R1 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 22R1, whether written or oral. This Amendment No. 22R1 shall be governed by the laws of the state of Washington, other than the conflict of law rules thereof. The amendments made to the SBP by this Amendment No. 22R1 shall be effective as of the date of this Amendment No. 22R1 or as of such other date as specified herein. The GTA and SBP remain in full force and effect and are not modified, revoked or superseded except as specifically stated in this Amendment No. 22R1.
EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties:

The Boeing Company			Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ Sarena Garcia-Deleone	By:	/s/ Leanna Hampton

Name:	Sarena Garcia-Deleone	Name:	Leanna Hampton

Title:	Procurement Agent	Title:	Contracts Administrator

Date:	12/8/14	Date:	12/04/14

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 22R1 Exhibit 1
SBP BCA-MS-65530-0019, Amendment 22R1 Exhibit 2

Number 17 18 19 20 21 22 (VOID) 22R1
Description

MOA Dated 12-21-10 (Blockpoint 20 Settlement)
Amended or added: SBP Table of Contents, Sections 1.0, 3.1.1, 3.2.1, 3.3.1, 3.3.2.2, 3.3.4.3 and 3.3.4.8, 3.3.7, 3.3.7.1, 3.3.7.2, 3.3.7.3, 3.4.2.1, 3.4.5, 4.1.1, 4.1.3, 4.2, 4.3.1, 4.3.1.1, 4.4, 4.7, 4.8, 4.9, 4.10, 4.11, 5.5, 5.6, 5.7, 5.8, 5.8.1, 5.8.2, 6.1, 6.2, 6.3, 7.1, 7.2, 7.2.1, 7.2.2, 7.2.3, 7.5, 7.5.1, 7.5.2, 7.8, 7.8.1, 7.8.2, 11.2
Deleted SBP Sections 3.3.2.3.I, 3.4.2.3, 7.9, 7.10
Amended or added SBP Attachments 1, 2, 3, 4, 7, 14, 16, 23, 25, 26, 27, 28, 29
Deleted SBP Attachments 13 and 19
Throughout SBP, various references to: “SBP Attachment 7 Indentured Parts Price List and Spare Parts Pricing” are revised to “the SPPC”.

D&MI One Plan Update
Updated SBP Attachments 1, 3, 23, 25
Amended: SBP Section 7.4 per Amendment 3

D&MI One Plan Update
Updated SBP Attachments 1, 2, 3, 16, 23, 25

D&MI One Plan Update
      1. Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27

D&MI One Plan Update
      1. Amended: SBP Section 8.5
2. Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27, 29

MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
Amended SBP Section 5.5
Updated SBP Attachment 1

MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
Amended SBP Section 5.5
Updated SBP Attachment 1
	Date 5/12/11 8/24/11 7/30/12 6/5/13 6/2/14 11/12/14 12/4/14	Approval R. Parks M. Kurimsky M. Guillen M. Kurimsky A. Mauldin M. Kurimsky Jeff Loomis C. Cotner C. Francois L. Hampton S. Garcia - Deleone C. Green S. Garcia - Deleone L. Hampton

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

5.5    Advance Payments

Notwithstanding the payment due dates for Shipsets specified elsewhere in this SBP, Boeing shall make total advance payments to Spirit for Shipsets in the amount of $[*****] (“Advance Payments”). The schedule for Boeing’s Advance Payments shall be as follows: $[*****] shall be due on [*****]; an additional $[*****] shall be due on each of [*****],[*****],[*****] and [*****]; an additional $[*****] shall be due on each of [*****],[*****],[*****] and [*****]; an additional $[*****] shall be Due on [*****]; an additional $[*****] shall be due on [*****]; an additional $[*****] shall be due on [*****] and [*****]; and an additional $[*****] shall be due on [*****]. Excepting the [*****] payment, Spirit shall invoice Boeing [*****] days prior to these dates. These payments are made for the Work Statement set forth in Attachment 1 - “Work Statement and Pricing”. Notwithstanding anything to the contrary contained herein, in the GTA or in any other agreement between Boeing and Spirit, Boeing shall not be entitled to any offset or credit of the Advance Payments for any amounts owed by Spirit to Boeing under this SBP or otherwise.

The Advance Payments shall be applied against payments due by Boeing to Spirit for the first 1120 Shipsets such that the Shipset Price, for each of the first 1120 Shipsets shall be decreased as follows: $[*****] for shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; and $700,000 for Shipsets 344-1120.

The foregoing recovery of Advance Payments, and the allocation of such recovery as set forth in the “Advanced Payment Recovery (Per Shipset)” table in Attachment 1 - “Work Statement and Pricing”, reflects (a) the agreement of the Parties under Article 4 of the Memorandum of Agreement: 737 / 747 / 767 / 777 Pricing Agreement Through 2015, by and between the Parties, dated April 8, 2014 (“2015 Sustaining Pricing Agreement”) to suspend the applicaton of Advance Payments for Shipsets delivered during the twelve (12) months beginning on April 1, 2014 and ending on March 31, 2015, (b) the agreement by the Parties that such suspension shall apply first to the Shipset line units set forth in the table below, and (c) the assumption that the Production Article Delivery Schedule will not be modified prior to [*****].

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 22R1 Exhibit 2

Work Package	First Line Unit Subject to Suspension
Section 41	[*****]
Pylon	[*****]
Wing - FLE	[*****]
Wing - MLE	[*****]

In the event that the Production Article Delivery Schedule is modified prior to [*****], the Parties shall, as necessary, amend this Section 5.5 and the “Advanced Payment Recovery (Per Shipset)” table in Attachment 1 - “Work Statement and Pricing” to make the same consistent with Article 4 of the 2015 Sustaining Pricing Agreement. For the avoidance of doubt, in no event shall Boeing resume the recovery of Advance Payments for any Shipsets delivered prior to April 1, 2015.

In the event that Boeing does not take delivery of 1120 Shipsets under the terms of this SBP prior to the termination of the Program or this SBP, the remaining balance of the Advance Payments shall be first applied against any outstanding payments then due by Boeing to Spirit in respect of the 787 program. Finally, any remaining balance shall be prorated at an equivalent rate of [*****] Shipsets per year, beginning in the month following delivery to Boeing of Spirit’s final production Shipset. Spirit shall make a payment to Boeing on December 15 of each year for the payments due on account of such year until any remaining balance of the Advance Payments has been fully recovered.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 22R1 Exhibit 3

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 22R1 Exhibit 3

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 22R1 Exhibit 3
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment 22R1, December 4, 2014